Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Schedule of Consolidated Commitments in the Next Five Years and Periods Thereafter
As at December 31, 2017, the Corporation's consolidated commitments in each of the next five years and for periods thereafter, excluding repayments of long-term debt and capital lease and finance obligations separately disclosed in Notes 14 and 15, respectively, are as follows.

(in millions)	Total	Due within 1 year	Due in year 2	Due in year 3	Due in year 4	Due in year 5	Due after 5 years
Interest obligations on long-term debt	$14,575	$892	$878	$858	$837	$792	$10,318
Power purchase obligations (1)	2,240	275	157	126	118	117	1,447
Renewable power purchase obligations (2)	1,428	93	92	92	92	91	968
Gas purchase obligations (3)	1,085	278	201	189	147	112	158
Long-term contracts - UNS Energy (4)	910	157	158	125	79	50	341
ITC easement agreement (5)	413	13	13	13	13	13	348
Renewable energy credit purchase agreements (6)	125	20	13	11	10	10	61
Debt Collection Agreement (7)	122	3	3	3	3	3	107
Operating lease obligations	53	11	9	7	4	4	18
Purchase of Springerville Common Facilities (8)	85	—	—	—	85	—	—
Waneta Partnership promissory note (Note 16)	72	—	—	72	—	—	—
Joint-use asset and shared service agreements	52	3	3	3	3	3	37
Other (9)	462	97	53	71	31	32	178
Total	$21,622	$1,842	$1,580	$1,570	$1,422	$1,227	$13,981

(1)	Power purchase obligations include various power purchase contracts held by the Corporation's regulated utilities, of which the most significant contracts are described below.

FortisOntario: Power purchase obligations for FortisOntario, totalling $692 million as at December 31, 2017, include a contract with Hydro-Quebec for the supply of up to 145 MW of capacity and a minimum of 537 GWh of associated energy annually from January 2020 through to December 2030. This contract will replace FortisOntario's existing long-term take-or-pay contracts with Hydro-Quebec to supply 145 MW of capacity expiring in 2019.

FortisBC Energy: FortisBC Energy is party to an electricity supply agreement with BC Hydro for the purchase of electricity supply to the Tilbury LNG Facility Expansion, with purchase obligations totalling $482 million as at December 31, 2017.

FortisBC Electric: Power purchase obligations for FortisBC Electric, totalling $333 million as at December 31, 2017, include a PPA with BC Hydro to purchase up to 200 MW of capacity and 1,752 GWh of associated energy annually for a 20-year term. FortisBC Electric is also party to the Waneta Expansion Capacity Agreement ("WECA"), allowing it to purchase 234 MW of capacity per month, on average, for 40 years, effective April 2015, as approved by the BCUC. Amounts associated with the WECA have not been included in the Commitments table as they will be paid by FortisBC Electric to a related party.

Maritime Electric: Maritime Electric's power purchase obligations include two take-or-pay contracts for the purchase of either capacity or energy, expiring in February 2019, as well as an Energy Purchase Agreement with New Brunswick Power ("NB Power"). Maritime Electric has entitlement to approximately 4.55% of the output from NB Power's Point Lepreau nuclear generating station for the life of the unit. As part of its entitlement, Maritime Electric is required to pay its share of the capital and operating costs of the unit, and as at December 31, 2017, had commitments of $511 million under this arrangement.

(2)
TEP and UNS Electric are party to long-term renewable PPAs that require TEP and UNS Electric to purchase 100% of the output of certain renewable energy generating facilities once commercial operation is achieved. While TEP and UNS Electric are not required to make payments under these contracts if power is not delivered, the Commitments table includes estimated future payments. These agreements have various expiry dates from 2027 through 2036.

(3)
Certain of the Corporation's subsidiaries, mainly FortisBC Energy, enter into contracts for the purchase of gas, gas transportation and storage services. FortisBC Energy's gas purchase obligations are based on gas commodity indices that vary with market prices and the obligations are based on index prices as at December 31, 2017.

(4)
UNS Energy enters into various long-term contracts for the purchase and delivery of coal to fuel its generating facilities, the purchase of gas transportation services to meet its load requirements, and the purchase of transmission services for purchased power. Amounts paid under contracts for the purchase and delivery of coal depend on actual quantities purchased and delivered. Certain of these contracts also have price adjustment clauses that will affect future costs under the contracts.

(5)
ITC is party to an easement agreement with Consumers Energy, the primary customer of METC, which provides the Company with an easement for transmission purposes and rights-of-way, leasehold interests, fee interests and licenses associated with the land over which its transmission lines cross. The agreement expires in December 2050, subject to 10 additional 50-year renewals thereafter.

(6)
UNS Energy and Central Hudson are party to renewable energy credit purchase agreements, mainly for the purchase of environmental attributions from retail customers with solar installations. Payments for the renewable energy credit purchase agreements are made in contractually agreed-upon intervals based on metered renewable energy production.

(7)
Maritime Electric is party to a debt collection agreement with the PEI Energy Corporation for the initial capital cost of the submarine cables and associated parts of the New Brunswick Transmission system interconnection. The agreement expires in February 2056. Payments under the agreement will be collected from customers in future rates.

(8)	UNS Energy has an obligation to purchase an undivided 32.2% interest in the Springerville Common Facilities if the related two leases are not renewed (Note 15).

(9)
Other contractual obligations include various other commitments entered into by the Corporation and its subsidiaries, including PSU, RSU and DSU plan obligations, land easements, asset retirement obligations, and defined benefit pension plan funding obligations.